                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM 8-K/A

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                 July 16, 1997

                         Commission File Number: 0-9969


                            Century Industries, Inc.
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

      District of Columbia                          54-1100941
-------------------------------------------------------------------------------
 (State or other jurisdiction of                 (I.R.S. Employer
  incorporation of organization)                Identification No.)

       45034 Underwood Lane
          Sterling, Va.                              20166
        (Mail) P.O. Box 319
          Sterling, Va.                              20167
-------------------------------------------------------------------------------
(Address of principal executive offices)           (Zip Code)

      Registrant's telephone number, including area code: (703) 471-7606.

Securities registered pursuant to Section 12 (b) of the Act: None
Securities registered pursuant to Section 12 (g) of the Act: Common Stock, par value $.001 per share

                                             Name of each exchange on
      Title of each class                       which registered
      -------------------                    ------------------------
      Common Voting Stock                      NASDAQ Bulletin Board

           Securities registered pursuant to Section 12(g)of the Act:

                    Common Stock (Par Value $.001 per share)
                    ----------------------------------------
                                (Title of Stock)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                             (1) Yes   X   No
                                     -----    -----
                             (2) Yes   X   No
                                     -----    -----

ITEM 5. Other Events

     The Registrant is filing audited consolidated financial statements of one of the Registrant's subsidiary companies, DC Partners, Ltd., Inc., at September 30, 1996.




                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

July 16, 1997



                       Century Industries, Inc.



                       ---------------------------------------------
                       Theodore L. Schwartzbeck, President & CEO

                    D.C. PARTNERS, LTD, INC. AND SUBSIDIARY
                       CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996

                    D.C. PARTNERS, LTD., INC. AND SUBSIDIARY
                              FINANCIAL STATEMENTS




                                   I N D E X


                                                                                 PAGE
                                                                                 ----
Independent Auditors' Report                                                       1

Financial Statements
    Consolidated Balance Sheet                                                     2
    Consolidated Statement of Income and Retained Earnings                         3
    Consolidated Statement of Cash Flows                                           4
    Notes to Financial Statements                                                5 - 11

                [COHEN, FRIEDMAN, DORMAN, SPECTOR & CO. LETTERHEAD]


                          INDEPENDENT AUDITORS' REPORT


To the Stockholders
D.C. Partners, Ltd., Inc. and Subsidiary
Route 9 and Mays Landing Road
Somers Point, New Jersey


We have audited the accompanying consolidated balance sheet of D.C. Partners, Ltd., Inc. and Subsidiary (a New Jersey corporation) as of September 30, 1996 and the related statements of income, retained earnings and cash flows for the year then ended. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of D.C. Partners, Ltd., Inc. and Subsidiary as of September 30, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                                 /s/ COHEN, FRIEDMAN, DORMAN, SPECTOR & CO.

                                 COHEN, FRIEDMAN, DORMAN, SPECTOR & CO.
                                 Certified Public Accountants



Union, New Jersey
April 13, 1997

                   D.C. PARTNERS, LTD., INC. AND SUBSIDIARY
                          CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1996


                                                     ASSETS
                                                     ------
CURRENT ASSETS
    Cash                                                                    $  199,259
    Accounts receivable                                                        926,218
    Work in process                                                            188,486
    Marketable securities                                                      307,371
    Prepaid expenses                                                            22,445
                                                                            ----------
       Total Current Assets                                                                   $1,643,779

PROPERTY AND EQUIPMENT
    Building improvements                                                       54,459
    Furniture and equipment                                                    910,014
    Software                                                                   749,830
    Equipment held under capital leases                                        438,739
    Vehicles                                                                    66,051
                                                                            ----------
                                                                             2,219,093
    Less: Accumulated depreciation                                            (557,241)
                                                                            ----------
                                                                                               1,661,852
OTHER ASSETS
    Investments                                                                102,500
    Due from related parties                                                   357,036
    Due from stockholders                                                      161,931
    Security deposits                                                           54,914
    Other assets                                                                59,270
    Deferred tax asset                                                         132,000
                                                                            ----------
                                                                                                 867,651
                                                                                              ----------
                                                                                              $4,173,282
                                                                                              ==========
                            LIABILITIES AND STOCKHOLDERS' EQUITY
                            ------------------------------------
CURRENT LIABILITIES
    Line of credit                                                          $  100,000
    Current maturities of long term debt                                       176,931
    Current maturities of capital lease obligations                            144,302
    Accounts payable                                                         1,201,641
    Deferred revenue                                                           266,194
    Accrued liabilities                                                        557,735
                                                                            ----------
                                                                                              $2,446,803
LONG TERM DEBT
    Notes payable, less current maturities                                     563,569
    Capital lease obligations, less current maturities                         192,506
                                                                            ----------
                                                                                                 756,075
COMMITMENTS

STOCKHOLDERS' EQUITY
    Common stock
      Class "A" - 5,000 shares authorized,
        2,500 shares issued, $1 par value                                        2,500
      Class "B" - 5,000 shares authorized,
        1,290 issued, $1.862 par value                                           2,402
    Paid in capital                                                            672,216
    Retained earnings                                                          293,286
                                                                            ----------
                                                                                                 970,404
                                                                                              ----------
                                                                                              $4,173,282
                                                                                              ==========

            See auditors' report and notes to financial statements.
                                                                             2.

                   D.C. PARTNERS, LTD., INC. AND SUBSIDIARY
             CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996




REVENUES                                                                     $10,718,163

COST OF SERVICES PROVIDED                                 $5,414,967

OPERATING EXPENSES                                         4,686,316
                                                          ----------
                                                                              10,101,283
                                                                             -----------

INCOME FROM OPERATIONS                                                           616,880

OTHER INCOME (EXPENSE)                                                          (575,342)
                                                                             -----------

INCOME BEFORE PROVISION FOR INCOME TAXES                                          41,538

PROVISION FOR INCOME TAXES                                                        15,000
                                                                             -----------

NET INCOME                                                                        26,538

RETAINED EARNINGS - BEGINNING OF YEAR                                            573,479

LESS: PRIOR PERIOD ADJUSTMENT                                                   (306,731)
                                                                             -----------

RETAINED EARNINGS - END OF YEAR                                                 $293,286
                                                                             ===========



            See auditors' report and notes to financial statements.
                                                                             3.

                   D.C. PARTNERS, LTD., INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996

CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                                                   $  26,538
   Adjustment to Reconcile Net Income to Net Cash
    Provided by Operations:
     Depreciation and amortization                                            $ 187,381
     Decrease in deferred tax asset                                              15,000
     Loss on sale of fixed assets                                                36,040
     Increase in accounts receivable                                           (400,940)
     Decrease in work in process                                                  6,864
     Increase in prepaid expenses                                               (12,298)
     Increase in security deposits                                              (20,426)
     Increase in other assets                                                   (59,270)
     Increase in accounts payable                                               742,349
     Increase in deferred revenue                                               266,194
     Increase in accrued liabilities                                             29,624
                                                                            -----------
         Total adjustments                                                                        790,518
                                                                                              -----------

       Net Cash Provided by Operations                                                            817,056

INVESTING ACTIVITIES
  Decrease in investments                                                        65,682
  Purchase of available-for-sale securities                                    (307,371)
  Decrease in mortgage receivable                                               128,866
  Proceeds from sale of property and equipment                                  319,000
  Additions to property and equipment                                          (960,492)
                                                                            -----------

       Net Cash Used by Investing Activities                                                     (754,315)

FINANCING ACTIVITIES
  Net decrease in line of credit                                               (393,000)
  Payments on notes payable                                                    (248,531)
  New borrowings                                                                740,500
  Payments on capital leases                                                   (101,931)
  Proceeds on issuance of common stock                                          700,000
  Repurchase of common stock                                                   (123,000)
  Decrease in due from stockholders                                              12,289
  Increase in due from related parties                                         (238,663)
  Prior period adjustment                                                      (306,731)
                                                                            -----------

       Net Cash Provided by Financing Activities                                                   40,933
                                                                                              -----------

NET INCREASE IN CASH                                                                              103,674

CASH - BEGINNING OF YEAR                                                                           95,585
                                                                                              -----------

CASH - END OF YEAR                                                                              $ 199,259
                                                                                              ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
     Cash paid for taxes                                                                        $   2,600
                                                                                              ===========
     Cash paid for interest                                                                     $  74,306
                                                                                              ===========

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING ACTIVITIES
     Acquisitions computer equipment under capital leases                                       $ 438,739
                                                                                              ===========

                 See auditors' report and notes to financial statements.
                                                                             4.

                   D.C. PARTNERS, LTD., INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996




NOTE 1.          SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

                 GENERAL
                 D.C. Partners Ltd., Inc. was incorporated June 1996 in the State of New Jersey. As part of a plan of reorganization and capitalization dated June 30, 1996, the controlling stockholders of Scibal Associates, Inc. tendered their shares to D.C. Partners Ltd., Inc. in return for equity.

                 Pursuant to the Plan and Agreement of Reorganization and Capitalization between Century Industries, Inc., U.S. Insurance Brokers, Inc. and D.C. Partners Ltd., Inc., U.S. Insurance Brokers, Inc. purchased for $700,000 in cash as an investment in D.C. Partners Ltd., Inc. forty-nine percent (49%)of the equity (Class "A" common) of D.C. Partners Ltd., Inc. and four and nine-tenths percent (4.9%) of the voting right (Class "B" common) of D.C. Partners Ltd., Inc. Subsequent to the balance sheet date, the equity in the Company was transferred to U.S. Insurance Brokers, Inc. by the individual shareholders. U.S. Insurance Brokers, Inc. is a wholly owned subsidiary of century industries, Inc.

                 THE COMPANY
                 The Company operates as a third party claims administrator processing a wide range of claim types including medical, workers compensation, general liability, product liability, professional malpractice and other insurance claims for its clients throughout the United States.

                 PRINCIPLES OF CONSOLIDATION
                 The accompanying consolidated financial statements include the accounts of the Company and its subsidiary after elimination of all significant intercompany transactions.

                 CASH FLOWS
                 The Company generally considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents for purposes of the statements of cash flows.

                 IMPREST FUNDS
                 As a third party administrator, the Company's clients deposit funds with the Company to administer the clients' claims. The Company places these funds in various accounts set up solely for the purpose of paying that client's claims.

                 ACCOUNTS RECEIVABLE
                 The Company has elected to use the direct write-off method of accounting for bad debts and, accordingly, an allowance for doubtful accounts has not been recorded. The difference between the two methods has been deemed immaterial. Bad debt expense for the year ended September 30, 1996 was approximately $23,000.




                                                                            5.

                      D.C. PARTNERS, LTD., AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996



NOTE 1.          SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (CONTINUED)

                 INCOME TAXES
                 The Company accounts for certain income and expense items differently for financial reporting and income tax purposes. Provisions for deferred taxes are made in recognition of these temporary differences. The most significant difference results from the net operating loss carryforwards.

                 PROPERTY AND DEPRECIATION
                 The Company depreciates the cost of property and equipment over the estimated useful lives of the related assets. The estimated useful lives and depreciation methods for the principal property and equipment classifications are as follows:

                                                    ESTIMATED
                    CLASSIFICATION                 USEFUL LIVES                  METHOD
                    --------------                 ------------                  ------
                Furniture and fixtures               7 Years               Double-declining balance
                Data processing equipment          5-7 Years               Straight-line, double
                   and software                                             declining balance
                 Automobiles                        3-5 Years               Straight-line
                 Building and improvements           27 Years               Straight-line

                 Maintenance and repairs are charged to expense as incurred. Renewals and betterments are capitalized. The cost of property retired or sold and the related accumulated depreciation are removed from the applicable accounts, and the resulting gains and losses are reflected in the consolidated statements of income.

                 REVENUE RECOGNITION
                 The Company contracts with its clients to process various types of casualty claims. Generally, the contracts provide that for an agreed upon annual fee, the Company will administer up to a specified number of claims. The Company recognizes this revenue on a pro rata basis throughout the billing year. If fewer than the estimated number of claims are administered, the Company is entitled to the full amount of the billing. In the event more claims than estimated are administered, the client will be billed on a predetermined amount per file, on a per file type, per state basis. Additionally, if a file remains open for more than two years, the Company is entitled to an additional billing for the file on a one-time basis. Both of these situations are captured in "overage billings" from an analysis of Work in Process. This analysis compares the total number of files processed in a completed contract year with the total contracted files to determine if an overage billing is appropriate.

                 In addition, certain revenues are billed in advance and these advance charges are recorded and presented in the financial statements as deferred revenue until earned.




                                                                             6.

                      D.C. PARTNERS, LTD., AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996


NOTE 1.          SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (CONTINUED)

                 ESTIMATES AND ASSUMPTIONS
                 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                 CASH
                 From time to time during the year ended September 30, 1996, the Company maintained cash balances in excess of Federally insured limits.

                 MAJOR CUSTOMER
                 The Company derived approximately 27% of its total revenues for the year ended September 30, 1996 from one customer.

NOTE 2.          RETIREMENT PLAN

                 The Company has in effect a 401K plan covering substantially all eligible employees. For the year ended September 30, 1996, the Company elected not to match payment of certain "before tax contributions" made by employees.

NOTE 3.          INCOME TAXES

                 At September 30, 1996, the Company had available to it approximately $330,000 of net operating loss carryforwards.

                 The provisions for income taxes consist of the following:

                 Currently payable                             $   -
                 Current deferred                                  -
                 Noncurrent deferred                             15,000
                                                               --------

                                                               $ 15,000
                                                               ========


                 Deferred income taxes consisted of the following at September 30, 1996:

                 Deferred tax asset due to net
                   operating loss carryforward                $132,000
                                                              ========

NOTE 4.          MARKETABLE SECURITIES

                 This represents approximately 102,000 shares of common stock of Century Industries, Inc. which was valued at $3.00 per share as of September 30, 1996.


                                                                             7.

                      D.C. PARTNERS, LTD., AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996



NOTE 5.          INVESTMENTS

                 The Company has interests in certain long term investments. These investments are carried at cost. As of September 30, 1996, the Company is attempting to liquidate these investments.

NOTE 6.          DUE FROM RELATED PARTIES

                 This represents advances made to various related parties. These advances are non-interest bearing and have no specific repayment terms.

NOTE 7.          DUE FROM STOCKHOLDERS

                 The Company has non-interest bearing unsecured loans with its stockholders with no specific repayment terms. Subsequent to the balance sheet date, these loans were repaid.

NOTE 8.          LINE OF CREDIT

                 The Company maintains a $200,000 credit line with a bank in order to meet seasonal working capital requirements and other financing needs as they arise. At September 30, 1996, short term borrowings on this line totaled $100,000 which is due on demand with interest at prime plus 1%.

NOTE 9.          LONG-TERM DEBT

                 Long-term debt at September 30, 1996 consisted of the following:

                 $500,000 note payable, due in equal monthly
                 payments of $8,333 plus interest at prime
                 plus 1% for sixty (60) months due through
                 August 2001, secured by all assets of the
                 Company                                                                   $500,000

                 $250,000 guidance note to finance new capital
                 expenditures, due in equal monthly installments
                 plus interest at prime plus 1% for
                 thirty-six (36) months, secured by all assets
                 of the Company                                                             213,000

                 $27,500 note payable due in monthly installments
                 of $691 including interest at a rate
                 of 9.5% per annum for forty-eight (48) months
                 through August 2000                                                         27,500
                                                                                           --------
                                                                                            740,500
                 Less: Current maturities                                                   176,931
                                                                                           --------

                                                                                           $563,569
                                                                                           ========

                                                                             8.

                      D.C. PARTNERS, LTD., AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996



NOTE 9.          LONG-TERM DEBT (CONTINUED)

                 Future minimum payments on long-term debts is as follows:

                       1997                       $176,931
                       1998                        177,521
                       1999                        178,168
                       2000                        107,880
                       2001 and thereafter         100,000
                                                  --------

                                                  $740,500
                                                  ========

NOTE 10.         OBLIGATIONS UNDER CAPITAL LEASES

                 The Company is the lessee of computer equipment under capital leases expiring in 1999. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. The assets are depreciated over their estimated productive lives. Depreciation of assets under capital leases is included in depreciation expense for 1996.

                 Depreciation on assets under capital leases charged to expense in 1996 was $76,779.

                 Following is a summary of property held under capital leases:

                      Computer equipment                                         $438,739
                      Less: Accumulated depreciation                              (76,779)
                                                                                 --------

                                                                                 $361,960
                                                                                 ========

                 Minimum future lease payments under capital leases as of September 30, 1996 for each of the next five years and in the aggregate are:

                 YEAR/MONTHS ENDED SEPTEMBER 30,
                 -------------------------------
                      1997                                                       $163,212
                      1998                                                        163,212
                      1999                                                         38,313
                                                                                 --------
                 Total minimum lease payments                                     364,737
                 Less: Amount representing interest                               (27,929)
                                                                                 --------

                 Present value of net minimum lease payment                      $336,808
                                                                                 ========

                 The interest rate on capitalized leases range from 5.5% to 12.5% and is imputed based on the lower of company's incremental borrowing rate at the inception of each lease or the lessor's implicit rate of return.

                                                                             9.

                      D.C. PARTNERS, LTD., AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996


NOTE 11.         CAPITAL STOCK TRANSACTIONS

                 For the year ended September 30, 1996, the Company had the following capital stock transactions;

                                                                                             COMMON           PAID-IN
                                                                                              STOCK           CAPITAL
                                                                                             ------           -------

                 Beginning balance - October 1, 1995                                        $   950         $  99,168
                 Additions:
                   Issuance of 2,500 shares Common "A"                                        2,500              -
                   Issuance of 1,290 shares Common "B"                                        2,402              -
                   Additional paid in capital                                                  -              695,098
                                                                                          ---------         ---------
                                                                                              5,852           794,266
                 Repurchase of 8 shares of common stock                                         (80)         (122,920)
                 Adjustment pursuant to plan of
                   reorganization                                                              (870)              870
                                                                                          ---------         ---------

                 Ending balance - September 30, 1996                                        $ 4,902         $ 672,216
                                                                                          =========         =========

NOTE 12.         COMMITMENTS AND CONTINGENCIES

                 COMPUTER LEASE
                 In November 1986, the Company entered into a lease agreement with XL/Datacomp (XLD), a computer consultant, for certain computer equipment. At various times from November 1986 through March, 1994 additions and other changes were made to the equipment and lease. Under the current terms of the lease, as of March, 1994, the company is obligated to pay $14,215 per month for a sixty month term commencing in March of 1994.

                 On August 17, 1996, the company filed suit in the Superior Court of New Jersey against XL/Datacomp (XLD) and its assignees maintaining that XLD knowingly leased them obsolete, substandard equipment which XLD knew to be inadequate for the company's needs. In addition, the company claims that XLD has knowingly and substantially overcharged for this equipment. The company is seeking to recover damages and costs related to this lease and to be relieved of any future obligations under this lease. As of the date of these financial statements, corporate counsel is not able to express an opinion as to the possible outcome of the suit.

                 BUILDING LEASES
                 The company and its subsidiary lease office space under various operating leases expiring

                 Future minimum payments under these leases are as follows:

                         1997                                 $  314,275
                         1998                                    231,314
                         1999                                    197,420
                         Thereafter                              263,227
                                                              ----------

                                                              $1,006,236
                                                              ==========


                                                                          10.

                      D.C. PARTNERS, LTD., AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996



NOTE 12.         COMMITMENTS AND CONTINGENCIES (CONTINUED)

                 SUBCONTRACT
                 The Company contracts with other Third Party Administrators to process certain claims in other states. In states with an unknown, low volume of expected claims, these Associate offices are paid on a per-claim basis as incurred. For states with an expected high volume of claims, the Associate offices are paid a fixed monthly amount for up to the estimated number of claims to be processed annually.

NOTE 13.         SUBSEQUENT EVENTS

                 Subsequent to the balance sheet the following transactions took place;

                     Due from stockholder in the amount of $161,931 was repaid
                 with options to purchase additional shares of common stock in Century Industries, Inc.

                     $200,000 was advanced from a stockholder to the company
                 as a loan for working capital.

NOTE 14.         PRIOR PERIOD ADJUSTMENT

                 Retained earnings at the beginning of fiscal 1996 has been adjusted to correct errors in the recognition of income billed but not earned (deferred revenue) during 1995.


                                                                            11.